UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (This “Amendment”) is being filed to amend the Current Report on Form 8-K filed by Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) with the Securities and Exchange Commission on September 17, 2020 (the “Original 8-K”). The Original 8-K reported a change in our certifying accountants. This Amendment adds as Exhibit 16.1 to the Original 8-K the letter from our former independent registered accounting firm addressed to the SEC referred to in the Original 8-K. This Amendment reflects no other changes to the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2020	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
		Name:	Yasushi Nagasaki
		Title:	Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter dated September 24, 2020 from BDO USA, LLP to the Securities and Exchange Commission

3